Exhibit 99.1

September 2018 Making the Best Healthcare Technology Accessible

+ This presentation may be deemed to contain certain forward - looking statements with respect to the financial condition, results of operations and future plans of American Shared Hospital Services (including statements regarding the expected continued growt h i n volume of the MEVION S250 system, the expansion of the Company's proton therapy business, and the timing of treatments by new Gamma Knife systems) which involve risks and uncertainties including, but not limited to, the risks of variability of financi al results between quarters, the risks of the Gamma Knife and radiation therapy businesses , and the risks of the timing, financing, and operations of the Company’s proton therapy business. Further information on potential factors that could affect the financial condition , r esults of operations and future plans of American Shared Hospital Services is included in the filings of the Company with the Securitie s a nd Exchange Commission, including the Company's Annual Report on Form 10 - K for the year ended December 31, 2017, its Quarterly Reports on Form 10 - Q for the three months ended March 31, 2018 and June 30, 2018 and the definitive Proxy Statement for the Annual Meeting of Shareholders held on June 14, 2018. American Shared Hospital Services 2 SAFE HARBOR STATEMENT

MANAGEMENT TEAM American Shared Hospital Services 3 MANAGEMENT TEAM Years of Healthcare Experience Ernest A. Bates, M.D. Chairman and CEO 30+ Craig K. Tagawa COO and CFO 30+ Ernest R. Bates V.P. of Sales and Business Development 10+ Alexis Wallace Controller 10+

CORPORATE OVERVIEW American Shared Hospital Services 4 + Pioneer in single room Proton Therapy services + Supplier of Gamma Knife services since 1991 + Long - standing alliances with premier cancer centers NYSE American: AMS O/S Shares: 5.7M Share Price (9/18/18): $3.10 Revenue (1H18): $10.5M, +6.2% YoY Market Cap: $17.7 M Net Income: $677K, +66.7% YoY Average Volume: 10,595 Cash (2Q18): $3.5M

SELECTED CUSTOMER LIST + UC San Francisco Medical Center + Methodist Hospital: San Antonio, TX + Johns Hopkins Medical Center: Baltimore, MD + Yale New Haven Ambulatory Service: New Haven, CT + Kettering Medical Center: Kettering, OH + Lovelace Medical Center: Albuquerque, NM + Northern Westchester Hospital: Mt. Kisco , NY + USC University Hospital: Los Angeles, CA + Tufts Medical Center: Boston, MA + University of Arkansas for Medical Sciences: Little Rock, AR + Merit Health Central: Jackson, MS + OSF St. Francis Medical Center: Peoria, IL + PeaceHealth : Eugene, OR + Bryan Medical Center: Lincoln, NE American Shared Hospital Services 5

INVESTMENT HIGHLIGHTS + Operating profitability in 19 of last 20 years American Shared Hospital Services 6

VALUE PROPOSITION American Shared Hospital Services 7 + Structured as a (alternative) leasing company + Innovative financing features not available from traditional finance companies + Long Term Agreements Typically 10 years + Revenue Sharing or Fee Per Use HOSPITAL ’ S RESPONSIBILITIES + Site costs + Operating costs, excluding those covered by American Shared + Jointly fund marketing ASHS’ RESPONSIBILITIES + Acquire equipment + Equipment related operating expenses + Jointly fund marketing

COMPANY STRENGTHS + Identify healthcare technology investment opportunities with long term growth potential + Risk/benefit assessment + Early entry provides higher margin potential American Shared Hospital Services 8

PROTON RADIATION THERAPY + Commercial & Profitable: Single room proton beam radiation therapy center + Partner: The Marjorie and Leonard Williams Center for Proton Therapy at UF Health Cancer Center - Orlando Health American Shared Hospital Services 9 + NOT A NEW technology + Clinically Advantageous • Protons deposit dose at tumor , versus x - rays passing through the tumor • Minimize damage to surrounding tissue + Indications Treated Prostate Breast Head and Neck Lymphomas Lung Central Nervous System Liver Pediatric GI

ASHS - BRAGG PEAK PHENOMENA American Shared Hospital Services 10 15 MV PHOTONS vs SOBP PROTONS

ASHS - PHOTON VS. PROTON American Shared Hospital Services 11 Photon Beam Delivery Proton Beam Delivery % Dose Recommended 100 50 10 PEDIATRIC MEDULLOBLASTOMA

LARGE PBRT OPPORTUNITY American Shared Hospital Services 12 + Currently only 27 PBRT centers in U.S . Particle Therapy Co - Operative Group. Retrieved from http://www.ptcog.ch/

PBRT CAPTURE RATE 15% 2 30% 3 Number of radiation therapy patients annually in the U.S. 1 1,011,000 1,011,000 Percent of radiation therapy patients eligible for PBRT 15% 30% Number of potential PBRT patients in the U.S. 151,650 303,300 Potential PBRT room market* 607 1,213 *Assumed 250 patients treated annually per PBRT room (1) “Cancer Facts & Figures 2017” American Cancer Society, 2017:1. Assumed 60^ of diagnosed cancer patients receive some form of rad iation. (2) “Number of Patients Potentially Eligible for Proton Therapy,” Acta Oncologica 2005; 44; 836 - 849; Bengt Glimelius, Anders Ask , Et. Al. (3) “Evaluation of Potential Proton Therapy Utilization in a Market Based Environment,” Tomas Dvorak, M.D. and David E. Wazer , M .D. ASHS - UNITED STATES PBRT MARKET ANALYSIS American Shared Hospital Services 13

PROTON THERAPY MARKET ANALYSIS + Current Medicare Reimbursement: approximately $1,053 per fraction (daily session). A course of treatment runs 25 - 30 fractions + Established centers typically treat 20 - 40 patients per day, per treatment room American Shared Hospital Services 14

PROTON THERAPY FINANCIAL ANALYSIS + For ASHS, each treatment room offers potential for substantial incremental Revenue and EBITDA American Shared Hospital Services 15

2 Embarcadero Center, Suite 410 San Francisco, CA 94111 (415) 788 - 5300 www.ashs.com NYSE American: AMS